UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 15, 2013

MITEL NETWORKS CORPORATION

(Exact Name of Registrant as Specified in its Charter)

Canada	001-34699	98-0621254
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

350 Legget Drive

Ottawa, Ontario K2K 2W7

(Address of Principal Executive Offices) (Zip Code)

(613) 592-2122

(Registrant’s telephone number, including area code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.	Regulation FD Disclosure

On February 15, 2013, the Mitel Networks Corporation (the “Registrant” or “Mitel”) issued a press release announcing that Adjusted EBITDA is expected to be in the range of $21.0 million to $22.5 million for the quarter ended January 31, 2013. Today’s announcement provides supplemental detail to certain preliminary third quarter financial results released on February 11, 2013. Preliminary third quarter results are being disclosed in conjunction with the Registrant’s ongoing market discussions with potential lenders related to the refinancing of its existing senior secured credit facilities Mitel routinely monitors the credit markets to evaluate the merits of refinancing its senior secured credit facilities and from time to time explores available options. A copy of this press release is attached as Exhibit 99.1 to this Report.

This Report and the exhibit attached hereto include references to non-GAAP financial measures. Non-GAAP financial measures do not have any standardized meaning and are therefore unlikely to be comparable to similar measures presented by other companies. Investors are cautioned that non-GAAP financial measures should not be relied upon as a substitute for financial measures prepared in accordance with generally accepted accounting principles. The estimate of adjusted EBITDA provided in this release has been determined consistent with the methodology for calculating adjusted EBITDA as set forth in Mitel’s Form 10-K for the fiscal year ended April 30, 2012. A reconciliation of preliminary adjusted EBITDA to preliminary net income, the closest comparable GAAP financial measure, is not practical at this time. Mitel will provide a reconciliation of adjusted EBITDA to net income for the third quarter ended January 31, 2013 when Mitel issues its normal earnings release for those periods.

The information in this Report on Form 8-K, including the exhibit hereto, shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange act of 1934, as amended, or otherwise subject to the liabilities of that Section.

Certain of the statements included in this Form 8-K constitute forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. These forward-looking statements include preliminary results for adjusted EBITDA for the quarter ended January 31, 2013 and other statements regarding the Registrant’s expectations, assumptions and beliefs. Actual results may differ materially from those presented in forward-looking statements. Forward-looking information is intended to help you understand management’s current views of the Registrant’s future prospects, and it may not be appropriate for other purposes. Except as required by law, the Registrant will not necessarily update forward-looking statements.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

99.1	Press Release dated February 15, 2013

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 15, 2013

MITEL NETWORKS CORPORATION

By:	/s/ Greg Hiscock
Name: Title:	Greg Hiscock General Counsel & Corporate Secretary